PHL VARIABLE ACCUMULATION ACCOUNT
                   PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT

       NOVEMBER 29, 2001 SUPPLEMENT TO PROSPECTUSES DATED OCTOBER 29, 2001


THE INCOME TAX INFORMATION BELOW MAY BE IMPORTANT TO OWNERS AND BENEFICIARIES OF CERTAIN TAX-QUALIFIED CONTRACTS. THE FOLLOWING IS HEREBY INSERTED INTO YOUR PROSPECTUS IN THE "FEDERAL INCOME TAXES" SECTION UNDER THE SUBHEADING "QUALIFIED PLANS" IMMEDIATELY FOLLOWING THE FIRST PARAGRAPH:

As the owner of the contract, you may elect one of the available death benefit options under the contract. We are of the opinion that the death benefit options available under the contract are part of the annuity contract. One or more of the options available may exceed the greater of the purchase price or the contract value. The contract and its amendments, riders or endorsements (together referred to as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether death benefit options such as those available under the contract comply with the qualification requirements for an IRA or any other qualified plan. There is a risk that the IRS would take the position that one or more of the death benefit options are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from premiums for the contract would not be deductible. While we regard the death benefit options available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.




         KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE
TF770